SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2023

SOCIAL LEVERAGE ACQUISITION CORP I

(Exact name of registrant as specified in its charter)

Delaware	001-40059	85-4095616
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8390 E. Via De Ventura
Suite F110-207
Scottsdale, Arizona 85258
(Address of principal executive offices, including zip code)

(302) 492-7522

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of one redeemable warrant	SLACU	The NASDAQ Stock Market LLC
Class A common stock, included as part of the units	SLAC	The NASDAQ Stock Market LLC
Redeemable warrants, included as part of the units	SLACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Business Combination Agreement

As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 1, 2022, Social Leverage Acquisition Corp I, a blank check company incorporated in the state of Delaware (“Social Leverage,” “SLAC” or the “Company”), entered into a business combination agreement on July 31, 2022, by and among Social Leverage, SLAC Merger Sub, Inc., a wholly owned subsidiary of Social Leverage (“Merger Sub”), and W3BCLOUD Holdings Inc. (“W3BCLOUD”) (the “Business Combination Agreement”). If the Business Combination Agreement is approved by Social Leverage’s stockholders and the transactions contemplated by the Business Combination Agreement are consummated (i) W3BCLOUD will merge with and into Merger Sub (the “Merger”), with W3BCLOUD surviving the Merger as a wholly owned subsidiary of New W3BCLOUD (as defined below); and (ii) SLAC will be renamed W3BCLOUD, Inc. and is referred to herein as “New W3BCLOUD” following the consummation of the Merger (collectively, the “Business Combination”).

On April 21, 2023, SLAC, Merger Sub and W3BCLOUD entered into that certain Amendment to the Business Combination Agreement (the “Amendment”). The Amendment, among other things,

(i)	amends certain defined terms to reflect an adjustment to the pro forma enterprise value of W3BCLOUD from $1.25 billion to $700 million;

(ii)

amends the Minimum Cash Balance (as defined in the Business Combination Agreement) closing condition, by replacing $150 million as the Minimum Cash Balance (as defined in the Business Combination Agreement) with a new definition consisting of the sum of $40 million, meaning that, as a condition to the obligation of W3BCLOUD to consummate the Business Combination, the aggregate cash proceeds available for release from SLAC’s trust account (after giving effect to any redemptions of public shares, if any), together with the proceeds from the Subscription Agreements (as defined in the Business Combination Agreement), Transaction Financing (as defined in the Business Combination Agreement) and any amount funded to W3BCLOUD in the form of equity or convertible or non-convertible debt, must be at least $40 million; and

(iii)

reflects an agreement among SLAC and certain stockholders of SLAC regarding such stockholders agreeing to not seek redemption or reverse any previously submitted redemption demand, of shares issued in SLAC’s initial public offering.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

First Amendment to Sponsor Letter Agreement

On April 21, 2023, SLAC, W3BCLOUD, the Company’s sponsor, Social Leverage Acquisition Sponsor I LLC (the “Sponsor”) and certain other persons named therein (the “Insiders”) entered into an amendment (the “First Amendment to Sponsor Letter Agreement”) to that certain Sponsor Letter Agreement, dated as of July 31, 2022 (the “Sponsor Letter Agreement”), by and among SLAC, W3BCLOUD, the Sponsor and the Insiders.

Pursuant to the First Amendment to Sponsor Letter Agreement, the Sponsor Letter Agreement was amended to, among other things, provide that, effective as of and conditioned upon the closing of the Business Combination, of the 8,625,000 shares of SLAC’s Class B common stock (the “Sponsor Shares”), 4,312,500 Sponsor Shares shall be transferred (or otherwise forfeited and new shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) be issued by the Company) to non-redeeming stockholders of the Company, to certain investors in a potential PIPE financing in connection with the consummation of the Business Combination or for other purposes agreed to by the Sponsor, SLAC and W3BCLOUD (the “Incentive Shares”). Any Incentive Shares which are not so utilized in connection with non-redemption agreements, PIPE financings or for other purposes agreed to by the Sponsor, SLAC and W3BCLOUD will be surrendered by the Sponsor at the closing of the Business Combination without consideration. Prior to this amendment, the Sponsor had agreed to utilize (or otherwise surrender) 2,587,500 Sponsor Shares for this purpose.

A copy of the First Amendment to Sponsor Letter Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to the full text of the First Amendment to Sponsor Letter Agreement.

Voting, Share Purchase and Non-Redemption Agreements

On April 21, 2023, the Company entered into certain Voting, Share Purchase and Non-Redemption Agreements (the “Non-Redemption Agreements”) with certain unaffiliated holders (the “Holders”) of the Company’s Class A Common Stock, pursuant to which such Holders agreed, among other things: (i) not to redeem an aggregate of 650,000 shares of Class A Common Stock (the “Non-Redeemed Shares”) in connection with any vote of the stockholders of the Company where such Holder would otherwise have been entitled to redeem the Non-Redeemed Shares; (ii) to hold the Non-Redeemed Shares until the business day following the meeting of the stockholders of the Company at which the stockholders vote on and approve the consummation of the Business Combination, except that Holders may transfer the Non-Redeemed Shares to other holders of Class A Common Stock which are subject to a non-redemption agreement with the Company on materially the same terms as the Non-Redemption Agreements; and (iii) to vote their Non-Redeemed Shares in favor of certain matters to be put to a vote of the stockholders of the Company, including, among other things, any extension of the time for the Company to consummate a business combination and the consummation of the Business Combination and related transactions.

In consideration of the agreements described above, the Company agreed, subject to the respective Holder’s compliance with their obligations under the Non-Redemption Agreement, to issue to the Holders (or designees of such Holders) an aggregate of 2,238,890 shares of Class A common stock upon the closing of the Business Combination. The Holders will be entitled to the registration rights set forth in that certain registration rights agreement, dated as of February 11, 2021 (as may be amended from time to time), among the Sponsor, the Company and the certain other parties thereto, with respect to such shares of Class A Common Stock issued to them.

The Holders will have the option to terminate the Non-Redemption Agreements on July 1, 2023, if and only if the Company or W3BCLOUD do not, by June 30, 2023, execute definitive agreements with respect to any private placement transactions, debt financings or other funding to the Company or W3BCLOUD in the form of equity or convertible or non-convertible debt, which together provide for an aggregate of at least $40 million in funding to the Company or W3BCLOUD.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1 incorporated herein by reference.

Important Information about the Business Combination and Where to Find It

In connection with the Business Combination, the Company has filed with the SEC a preliminary proxy statement, which will be mailed (if and when available) to all Company stockholders once definitive (the “Proxy Statement”), and certain other related documents, which will be distributed to all Company stockholders in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the Business Combination as well as other matters as may be described in the Proxy Statement. This communication is not intended to be, and is not, a substitute for the preliminary proxy statement or any other document that the Company has filed or may file with the SEC in connection with the Business Combination. The Company’s stockholders and other interested persons are advised to read, when available, the Proxy Statement, as well as other documents filed with the SEC in connection with the Business Combination, as these materials will contain important information about the parties to the Business Combination Agreement, the Company and the Business Combination. Copies of the preliminary proxy statement and definitive proxy statement and all other relevant materials for the Business Combination filed or that will be filed with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by the Company may be obtained for free by directing a request to: Social Leverage Acquisition Corp I, 8390 E.Via De Ventura, Suite F110-207, Scottsdale, Arizona 85258, Attention: Howard Lindzon.

Item 7.01.	Regulation FD Disclosure.

On April 21, 2023, the Company and W3BCLOUD issued a joint press release announcing certain updates in connection with the Business Combination, including the agreements described herein. A copy of press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On April 21, 2023, W3BCLOUD and SLAC had entered into a non-binding term sheet (the “Term Sheet”) with B. Riley Principal Capital II, LLC (“B. Riley”) with respect to a proposed committed equity facility (the “Facility”). The availability of the Facility is subject to the negotiation and execution of a mutually acceptable purchase agreement and a related registration rights agreement within ten days from the consummation of the Business Combination, which will together document the terms of the Facility (the “Definitive Agreements”). The Term Sheet contemplates that, pursuant to the Definitive Agreements, subject to certain limitations and conditions, including the filing and effectiveness of a registration statement registering the resale by B. Riley of the shares of New W3BCLOUD’s Class A common stock which may be issued to it under the Facility, B. Riley would commit to purchase up to $150 million of New W3BCLOUD’s Class A common stock, which may be sold by New W3BCLOUD in its discretion from time to time by written notice to B. Riley over a 24-month period. The Term Sheet is non-binding, and there can be no guarantee that the Definitive Agreements will be executed and the Facility consummated on the terms contemplated by the Term Sheet, or at all.

In addition, as previously reported, in July 2022, W3BCLOUD Partners Limited and ConsenSys AG (“ConsenSys”) entered into a commitment letter (the “Commitment Letter”) pursuant to which ConsenSys agreed to subscribe for an aggregate of $15 million of equity and/or convertible securities to be issued by the Company or W3BCLOUD in connection with the Business Combination (the “Commitment”), subject to certain conditions set forth in the Commitment Letter. ConsenSys’ commitment may be increased in its sole discretion to up to $40 million. On April 21, 2023, W3BCLOUD Partners Limited, W3BCLOUD and ConsenSys amended and restated the Commitment Letter to provide for, among other things, ConsenSys’ Commitment being subject to: (a) customary due diligence investigations reasonably satisfactory to ConsenSys; (b) the entrance into subscription agreements by other PIPE investors for the purchase of an aggregate of at least $35 million of PIPE securities and the funding thereof; and (c) no Company Material Adverse Effect (as defined in the Business Combination Agreement) occurring.

Participants in the Solicitation

SLAC, W3BCLOUD and certain of their respective directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from SLAC’s stockholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of SLAC’s directors and executive officers in SLAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 29, 2023. A list of the names, affiliations and interests of SLAC’s directors and executive officers in SLAC is contained in the Company’s preliminary proxy statement originally filed on September 9, 2022, as subsequently amended. Investors may obtain additional information regarding the interests of participants in the solicitation of proxies from SLAC’s stockholders in connection with in the proposed transaction, which may, in some cases, be different than those of SLAC’s stockholders generally, by reading the proxy statement relating to the proposed transaction when it is filed with the SEC and other materials that may be filed with the SEC in connection with the proposed transaction when they become available. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or by directing a request to: Social Leverage Acquisition Corp I, 8390 E.Via De Ventura, Suite F110-207, Scottsdale, Arizona 85258, Attention: Howard Lindzon.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements”. These forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, pricing and market opportunity, the satisfaction of closing conditions to the Business Combination and any related transactions, the level of redemptions by the Company’s public stockholders and the timing of the completion of the Business Combination, including the anticipated closing date of the Business Combination and the use of the cash proceeds therefrom and the execution and delivery of the Definitive Agreements and the availability of the Facility. These statements are based on various assumptions, whether or not identified in this communication and on the current expectations of the Company’s and W3BCLOUD’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company and W3BCLOUD.

These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of the Company are not obtained; (iii) the ability to maintain the listing of the Company or the combined company’s securities on the stock exchange; (iv) the inability to complete any private placement financing or the completion of any private placement financing with terms unfavorable to stockholders; (v) the risk that the Business Combination disrupts current plans and operations of the Company or W3BCLOUD as a result of the announcement and consummation of the transaction described herein; (vi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vii) the failure to realize the anticipated benefits of the Business Combination; (viii) risks relating to the uncertainty of the projected financial information with respect to W3BCLOUD and costs related to the Business Combination; (ix) risks related to the rollout of W3BCLOUD’s business strategy and the timing of expected business milestones; (x) the effects of competition on W3BCLOUD’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to domestic and international political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against the Company, W3BCLOUD or any of their respective directors or officers, following the announcement of the Business Combination; (xiii) the amount of redemption requests made by the Company’s public stockholders; (xiv) the ability of the Company or the combined company to obtain financing, if any, in connection with the Business Combination; (xv) the impact of the global COVID-19 pandemic and governmental responses on any of the foregoing risks; (xvi) risks related to digital assets technology, industry and regulations; (xvii) changes in laws and regulations; and (xviii) those factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 under the heading “Risk Factors,” and other documents of the Company to be filed with the SEC. The Company and W3BCLOUD caution that the foregoing list of factors is not exclusive or exhaustive and investors should not place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. If any of these risks materialize or the Company’s or W3BCLOUD’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither the Company nor W3BCLOUD presently know or that the Company and W3BCLOUD currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s and W3BCLOUD’s expectations, plans or forecasts of future events and views as of the date of this communication. The Company and W3BCLOUD anticipate that subsequent events and developments will cause the Company’s and W3BCLOUD’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company and W3BCLOUD specifically disclaim any obligation to do so, unless required by applicable law. These forward-

looking statements should not be relied upon as representing the Company’s or W3BCLOUD’s assessments as of any date subsequent to the date of this communication. Neither the Company nor W3BCLOUD gives any assurance that W3BCLOUD or the Company will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Amendment to the Business Combination Agreement, dated as of April 21, 2023, by and among Social Leverage Acquisition Corp I, SLAC Merger Sub, Inc. and W3BCLOUD Holdings Inc.

10.1	Form of Non-Redemption Agreement.

10.2	First Amendment to Sponsor Letter Agreement, dated as of April 21, 2023, by and among W3BCLOUD Holdings Inc., Social Leverage Acquisition Corp I, Social Leverage Acquisition Sponsor I LLC and the other parties thereto.

99.1	Press Release of W3BCLOUD Holdings Inc., dated April 21, 2023.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2023	SOCIAL LEVERAGE ACQUISITION CORP I

	By:	/s/ Douglas Horlick
	Name:	Douglas Horlick
	Title:	President and Chief Operating Officer

Exhibit 2.1

AMENDMENT TO BUSINESS COMBINATION AGREEMENT

THIS AMENDMENT TO BUSINESS COMBINATION AGREEMENT (this “Amendment”) is entered into on April 21, 2023 by and among Social Leverage Acquisition Corp I, a Delaware corporation (“Parent”), SLAC Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and W3BCLOUD Holdings Inc., a Delaware corporation (the “Company”). Parent, Merger Sub and the Company shall be referred to herein from time to time collectively as the “Parties.”

RECITALS

WHEREAS, reference is made to the Business Combination Agreement dated as of July 31, 2022 by and among the Parties (the “BCA”);

WHEREAS, concurrently with the entry into this Amendment, Parent has entered into transfer and non-redemption agreements with certain stockholders of Parent, pursuant to which such stockholders have agreed to not seek redemption, or reverse any previously submitted redemption demand, of shares issued in Parent’s initial public offering; and

WHEREAS, the Parties desire to amend certain provisions of the BCA in accordance with Section 10.03 thereof.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

1.

Defined Terms. Unless otherwise revised pursuant to this Amendment, all capitalized terms used but not defined in this Amendment shall have the meaning assigned to such terms in the BCA and the rules of interpretation set forth in Section 1.03 of the BCA shall also apply to this Amendment.

2.	Amendments.

(a)

Section 1.1 of the BCA is hereby amended to (i) amend and restate in its entirety the term “Company AMD Convertible Notes,” (ii) amend and restate in its entirety the term “Company Equity Value,” (iii) add the term “Company Private Raise Convertible Preferred Stock” and (iv) add the term “Non-Redemption Agreements” as follows:

“Company AMD Convertible Notes” means W3BCLOUD Limited’s five percent (5%) Fixed Rate Unsecured Convertible Notes.

“Company Equity Value” means $576,417,449 (as adjusted upwards to account for any private capital funded to the Company (including in connection with the Company Private Raise Convertible Notes and Company Private Raise Convertible Preferred Stock, unless such securities are exchanged for the Private Placement Securities in connection with the Merger), and taking into account any conversion premium or discount pursuant to the terms thereof, prior to Closing).

“Company Private Raise Convertible Preferred Stock” means any preferred stock issued by the Company between the date of this Agreement and Closing, which shall be, pursuant to the terms thereof, exchanged for the Private Placement Securities in connection with the Merger, or converted into Company Class A Common Stock immediately prior to the Merger.

“Non-Redemption Agreements” means any transfer and non-redemption agreements, entered into between Parent and any stockholders of Parent, pursuant to which such stockholders agree to not seek redemption, or reverse any previously submitted redemption demand, of shares issued in Parent’s initial public offering.

(b)

Section 2.01(a) of the BCA is hereby amended to replace each reference to “Company Private Raise Convertible Notes” with “Company Private Raise Convertible Notes and Company Private Raise Convertible Preferred Stock”.

(c)	Section 2.01(b) of the BCA is hereby amended and restated in its entirety as follows:

(b) In accordance with the terms of the Company Notes, (i) the Company AMD Convertible Notes shall be repaid pursuant to the terms of the Company AMD Note Amendment, as such terms may be amended or modified prior to Closing, (ii) the Company Al Masar Notes outstanding immediately prior to the Merger shall be repaid pursuant to the terms of the Company Al Masar Note Instrument, as such terms may be amended or modified prior to Closing, (iii) the Company Jupiter Convertible Note shall convert into the Jupiter Shares, with the effect from the issuance of the Jupiter Shares the Company’s obligations under the Company Jupiter Convertible Note shall lapse and be irrevocably discharged and released by Jupiter in all respects and shall be of no further effect, in each case, in accordance with the Company Jupiter Convertible Note, (iv) the Company Private Raise Convertible Notes, if any, shall be converted into Company Class A Common Stock immediately prior to the Merger, or, at the option of the holders thereof, be exchanged for the Private Placement Securities or the securities to be issued in a Transaction Financing, and (v) the Company Private Raise Convertible Preferred Stock, if any, shall be exchanged for the Private Placement Securities or converted into Company Class A Common Stock immediately prior to the Merger.

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(d)	Section 3.06(a) of the BCA is hereby amended and restated in its entirety as follows:

Conversion of Parent Common Stock. Each share of Parent Class B Common Stock that is issued and outstanding as of immediately prior to the Effective Time, but following the forfeiture of any shares of Parent Class B Common Stock pursuant to the Sponsor Letter Agreement (including the additional 1,725,000 shares to be forfeited pursuant to the amendment to the Sponsor Letter Agreement contemplated by Section 6.17) , shall automatically convert in accordance with the terms of the Parent Certificate of Incorporation into one (1) share of Parent Class A Common Stock. All of the shares of Parent Class B Common Stock converted into shares of Parent Class A Common Stock shall no longer be outstanding and shall cease to exist, and each holder of shares of Parent Class B Common Stock shall thereafter cease to have any rights with respect to such securities;

(e)	Sections 6.16, 8.02, 8.10, 8.11 and 9.01(a) of the BCA are each hereby amended to replace each reference to “New York Stock Exchange” with “Nasdaq Stock Market LLC”.

(f)	Section 6.17 is hereby amended and restated in full:

Parent has delivered to the Company a true, correct and complete copy of the Sponsor Letter Agreement. The Sponsor Letter Agreement is in full force and effect and has not been withdrawn or terminated, or otherwise amended or modified (except as amended in connection with the Amendment to this Agreement, dated as of April 21, 2023 to forfeit an additional 1,725,000 shares of Parent Class B Common Stock), in any respect, and no withdrawal, termination, amendment or modification is contemplated by Parent. The Sponsor Letter Agreement is a legal, valid and binding obligation of Parent and neither the execution nor delivery by Parent nor the performance of its obligations thereunder violates any provision of, or results in the breach of or default under, or requires any applicable Law. No event has occurred that, with or without notice, lapse of time or both, would constitute a default or breach on the part of Parent of any material term or condition of the Sponsor Letter Agreement.

(g)	Section 7.01(b)(ii) of the BCA is hereby amended to add the following language as a new clause (A)(4):

(4) the issuance of Equity Interests in connection with any PIPE Investment;

(h)	Section 7.01(b)(iv) of the BCA is hereby amended to add the following language at the end of clause (A):

, except for the Company Private Raise Convertible Preferred Stock,

(i)	Clause (C) of Section 7.01(b)(x) of the BCA is hereby amended to remove the following language:

pursuant to the Company AMD Note Amendment

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(j)	Section 7.01(b)(x) of the BCA is hereby amended to add the following language as a new clause (F) (with the existing clause (F) becoming clause (G)):

(F) any contracts, agreements or documents in connection with the Company Private Raise Convertible Preferred Stock,;

(k)

Sections 7.02 and 8.09(c) of the BCA are each hereby amended to replace each reference to “Company Private Raise Convertible Notes” with “Company Private Raise Convertible Notes or Company Private Raise Convertible Preferred Stock”.

(l)	The BCA is hereby amended to add the following language as a new Section 7.02(n) (with the existing Section 7.02(n) becoming Section 7.02(o)):

amend or modify the terms of the Non-Redemption Agreements; or

(m)	The last sentence of Section 8.07(e) of the BCA is hereby amended and restated in its entirety as follows:

Parent shall pay the cost of such Parent Tail at the Closing as a Company Expense.

(n)	The BCA is hereby amended to add the following language as a new Section 8.23:

Non-Redemption Agreements. Parent shall enforce the terms and conditions of the Non-Redemption Agreements, including the obligations of the parties thereto to not redeem shares in connection with the consummation of the Transactions.

(o)	Section 9.03(d) of the BCA is hereby amended to (i) replace the reference to “$150,000,000” with “$40,000,000” and (ii) replace clause (iii) with the provision as follows:

(iii) amounts funded pursuant to the Subscription Agreements, the Transaction Financing, and any amount funded to the Company in the form of equity or convertible or non-convertible debt (including, but not limited to, in connection with the Company Private Raise Convertible Notes and Company Private Raise Convertible Preferred Stock)

(p)	Section 10.01(b) of the BCA is hereby amended to replace the reference to “the date that is twelve (12) months after the date of execution and delivery of this Agreement” with “February 17, 2024”.

(q)	Exhibit H of the BCA is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.

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3.	Miscellaneous.

(a)

The terms, conditions and provisions of the BCA, as amended by this Amendment, remain in full force and effect. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Party under the BCA, nor constitute a waiver or amendment of any provision of the BCA.

(b)	This Amendment shall be governed by, and otherwise construed in accordance with, the terms of the BCA, as though the other provisions of this Amendment were set forth in the BCA.

(c)

All references to the “Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the BCA shall refer to the BCA as amended by this Amendment. Notwithstanding the foregoing, references to the date of the BCA (as amended hereby) and references in the BCA to “the date hereof,” “the date of this Agreement” and terms of similar import shall in all instances continue to refer to July 31, 2022.

(d)

This Amendment may be executed in counterparts (including by means of facsimile or scanned and emailed signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

SOCIAL LEVERAGE ACQUISITION CORP I

By	/s/ Paul Grinberg
Name: Paul Grinberg
Title: Executive Chairman

SLAC MERGER SUB, INC.

By	/s/ Paul Grinberg
Name: Paul Grinberg
Title: President

W3BCLOUD HOLDINGS INC.

By	/s/ Sami Issa
Name: Sami Issa
Title: Chief Executive Officer

[Signature Page to Amendment to Business Combination Agreement]

EXHIBIT A

Illustrative Calculation of the Capitalization of Parent

[See attached.]

Exhibit 10.1

VOTING, SHARE PURCHASE AND NON-REDEMPTION AGREEMENT

This VOTING, SHARE PURCHASE AND NON-REDEMPTION AGREEMENT (this “Agreement”), dated April 21, 2023, by and among [•] (the “Holder”) and Social Leverage Acquisition Corp I, a Delaware corporation (the “Company” or “SPAC”).

RECITALS:

WHEREAS, the Company has entered into a Business Combination Agreement, dated as of July 31, 2022, with W3BCLOUD Holdings Inc. (the “Target”), a Delaware corporation and SLAC Merger Sub, Inc., a Delaware corporation (the “Merger Sub”), which was amended by the Amendment to Business Combination Agreement, dated on or around April 21, 2023, among the SPAC, the Target and the Merger Sub (the Business Combination Agreement, as amended from time to time, is referred to herein as the “Business Combination Agreement”), pursuant to which Merger Sub will merge with and into the Target, with the Target surviving the merger as a wholly-owned subsidiary of the Company, and the Company will change its name to W3BCLOUD, Inc.

WHEREAS, the Company will hold a special meeting of its stockholders (the “Meeting”) to consider and act upon, among other things, a proposal (the “Extension Proposal”) to extend the time the Company has to consummate an initial business combination (“Business Combination”) from May 17, 2023 to February 17, 2024 (the “Extension”).

WHEREAS, the Holder is willing to not to seek redemption, or reverse any previously submitted redemption demand, of shares issued in SPAC’s initial public offering (the “IPO) (“Public Shares”) held by such Holder at the Meeting, through to the business day following closing of the Business Combination, upon the terms set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Non-Redemption.

(a) The Holder irrevocably and unconditionally hereby agrees to either not request redemption or to reverse any previously submitted redemption demand with respect to an aggregate of [•] Public Shares (“Non-Redeemed Shares”) it holds in connection with any vote of the stockholders of the Company in connection with which the Holder would otherwise have been entitled to redeem the Non-Redeemed Shares (including, without limitation, any vote on the Extension Proposal, any further proposal to extend the time the Company has to consummate an initial business combination, and in connection with the approval of the Business Combination).

(b) Subject to Section 1(d) hereof, the Holder further irrevocably and unconditionally hereby agrees to hold the Non-Redeemed Shares until the business day following the meeting of the stockholders of the Company at which the stockholders vote on and approve the consummation of Business Combination (the “Non—Redemption End Date”).

(c) For the avoidance of doubt, except as provided in Section 1(d) hereof, the restrictions contained in this Section 1 and elsewhere in this Agreement do not apply to any additional Public Shares acquired by the Holder after the date of this Agreement.

(d) Notwithstanding the foregoing or anything to the contrary herein:

(i) the Holder may transfer all or a portion of the Non-Redeemed Shares to another holder of shares of the Company’s Class A common stock (a “Second Holder”) which are subject to an agreement with the Company on materially the same terms as this Agreement (and, in any event, on terms no more favorable to such holder) (the “Comparable NRA”), provided that such transferred Non-Redeemed Shares will be subject to the terms of the Comparable NRA; and

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(ii) the Holder acknowledges that any receipt of a transfer of shares of Class A common stock which is the subject of a Comparable NRA from a Second Holder will be subject to the restrictions, terms and conditions of this Agreement as if such shares of Class A common stock received from such Second Holder were Non-Redeemed Shares held as of the date of this Agreement, provided in each case, that the Holder notifies the Company within two (2) business days of such transfer to or from a Second Holder.

2. Agreement to Vote. From and after the date hereof until the Expiration Date, the Holder irrevocably and unconditionally hereby agrees that it will and will cause any controlled affiliates to vote (or cause to be voted) or execute and deliver a written consent (or cause a written consent to be executed and delivered) all Non-Redeemed Shares at any meeting of the stockholders of the Company in favor of:

(a) the Extension Proposal;

(b) consummating the Business Combination and any other proposals set forth in the Proxy Statement filed by the Company with the SEC relating to the Business Combination and related transactions; and

(c) any proposal to adjourn or postpone the applicable stockholder meeting to a later date if (and only if) there are not sufficient votes for approval of the Extension Proposal, Business Combination or any other proposals related thereto as set forth in the Proxy Statement on the dates on which such meetings are held, and, in each case, cause all such shares to be counted as present thereat for purposes of establishing a quorum.

3. Issuance of Class A Common Stock.

(a) In consideration of the agreement set forth in Sections 1 and 2 hereof, conditioned upon, immediately prior to, and substantially concurrently with the closing of a Business Combination (the “Closing”):

(i) provided the Holder remains in compliance with Sections 1 and 2 hereof, the Company shall issue (the “Share Issuance”) to the Holder (or to a designee elected by the Holder by notice to the Company and approved by the Company (the “Designee”), pursuant to Section 7 hereto) [•] shares of Class A common stock (the “Class A Common Stock”). The Class A Common Stock shall be issued directly to the Holder (or its Designee) in book-entry form on the books and records of the Company’s transfer agent electronically via the Direct Registration System of the Depository Trust Company or in such other manner as the Company and the Holder shall agree upon Closing; and

(ii) as further consideration for the issuance of Class A Common Stock to the Holder (or its Designee) pursuant to the Share Issuance, the Holder hereby agrees to pay to the Company, at least one (1) business day prior to the Closing, an amount equal to $0.01 per share of Class A Common Stock issued to the Holder (or its Designee) pursuant to the Share Issuance by wire transfer of immediately available funds, to accounts designated by the Company at a financial institution to be chosen by the Company.

(b) In connection with the Share Issuance pursuant to Section 3(a), the Holder (or its Designee) shall be entitled, with respect to the Class A Common Stock issued to it, to the registration rights set forth in that certain registration rights agreement, dated as of February 11, 2021 (as may be amended from time to time, the “Registration Rights Agreement”), among Social Leverage Acquisition Sponsor I LLC (the “Insider”), the Company and the certain other parties thereto and the Holder shall execute a joinder thereto to become a “Holder” (as defined therein).

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(c) The Holder (or its Designee, as applicable) shall not be required to forfeit or transfer the Class A Common Stock pursuant to this Section 3. The Company acknowledges and agrees that any Class A Common Stock received by the Holder (or its Designee) in the Share Issuance shall not be changed as a result of any earn-outs, forfeitures, transfers, restrictions, amendments or other arrangements agreed to by the Insider with respect to the shares of the Company’s Class B common stock held by the Insider.

(d) If at any time prior to a Business Combination the number of outstanding shares of common stock of the Company is increased or decreased by a consolidation, combination, split or reclassification of the common stock or other similar event, then, as of the effective date of such consolidation, combination, split, reclassification or similar event, all share numbers referenced in this Agreement shall be adjusted in proportion to such increase or decrease in outstanding common stock of the Company.

(e) The Holder shall, on or prior to the Non—Redemption End Date, execute and deliver to the Company a completed IRS Form W-9 or Form W-8, as applicable.

(f) Notwithstanding any other provision of this Agreement, the Company and any of its agents and representatives, as applicable, shall be entitled to deduct and withhold from any amount payable pursuant to this Agreement any such taxes as may be required to be deducted and withheld from such amounts (and any other amounts treated as paid for applicable tax law) under the Internal Revenue Code of 1986, as amended, or any other applicable tax law (as determined in good faith by the party so deducting or withholding in its sole discretion). To the extent that any amounts are so deducted and withheld, such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction and withholding was made.

4. Representations of Holder. The Holder hereby represents and warrants to the Company that:

(a) The Holder, in making the decision to enter into this Agreement and receive the Class A Common Stock from the Company, has not relied upon any oral or written representations or assurances from the Company or any of SPAC’s officers, directors, partners or employees or any other representatives or agents. The Holder further understands that no federal or state agency has passed upon or made any recommendation or endorsement of the acquisition of the Class A Common Stock.

(b) This Agreement has been validly authorized, executed and delivered by the Holder and, assuming the due authorization, execution and delivery thereof by the other party hereto, is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by the Holder does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which the Holder is a party which would prevent the Holder from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which the Holder is subject.

(c) The Holder acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with the Holder’s own legal counsel and investment and tax advisors, has sought such accounting, legal and tax advice as the Holder has considered necessary to make an informed decision with respect to the transactions contemplated by this Agreement, and has not received and is not relying on any statement, representation or warranty made by any person, firm or corporation (including without limitation the Company or its affiliates), other than as expressly set forth in Section 5 herein, in connection with the transactions contemplated by this Agreement

(d) The Holder is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and acknowledges that the issuance of Class A Common Stock contemplated hereby will be made in reliance, among other things, on a private placement exemption to “accredited investors” under the Securities Act and similar exemptions under state law.

(e) The Holder is acquiring the Class A Common Stock solely for investment purposes, for such Holder’s own account, and not with a view to the distribution thereof in violation of the Securities Act and the Holder has no present arrangement to sell the Class A Common Stock to or through any person or entity except as may be permitted hereunder.

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(f) The Holder is sophisticated in financial matters and able to evaluate the risks and benefits of the investment in the Class A Common Stock. The Holder is aware that an investment in the Class A Common Stock is highly speculative and subject to substantial risks. The Holder is cognizant of and understands the risks related to the acquisition of the Class A Common Stock and the restrictions relating to the Non-Redeemed Shares described or provided for in this Agreement. The Holder is able to bear the economic risk of its investment in the Company for an indefinite period of time and able to sustain a complete loss of such investment.

(g) The Holder is cognizant of and understands the risks related to the transfer restrictions and voting obligations with respect to the Non-Redeemed Shares provided for in Sections 1 and 2 of this Agreement. The Holder is able to bear the economic risk of its investment in the Company for an indefinite period of time and able to sustain a complete loss of such investment.

(h) No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by Holder in connection with the Share Issuance nor is the Holder entitled to or will accept any such fee or commission.

(i) The Holder understands that the Class A Common Stock are being offered and sold to the Holder in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth in this Agreement in order to determine the applicability of such provisions.

(j) The Holder understands that any election of a Designee pursuant to Sections 3(a) and 7 of this Agreement is conditioned upon the Holder and the Designee complying with the requirements set out in Section 7 hereto, including that the Designee executes a Joinder to this Agreement in substantially the form attached hereto as Exhibit A.

5. Company Representations. The Company hereby represents and warrants to the Holder that:

(a) This Agreement has been validly authorized, executed and delivered by it and, assuming the due authorization, execution and delivery thereof by the other parties hereto, is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by the Company does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which the Company is a party which would prevent the Company from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which the Company is subject.

(b) The Class A Common Stock to be issued by the Holder pursuant to this Agreement shall be free and clear of any liens, claims, security interests, options charges or any other encumbrance whatsoever, except for restrictions imposed by federal and state securities laws and the transfer restrictions referred to in Section 3(c) hereof.

6. Disclosure; Exchange Act Filings. Within four (4) business days after execution of this Agreement, the Company will file a Current Report on Form 8-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), reporting the execution of this Agreement. The parties to this Agreement shall cooperate with one another to assure that such disclosure is accurate. The Company agrees that the name of the Holder or its Designee, if any, shall not be included in any public disclosures related to this Agreement unless required by applicable law, regulation or stock exchange rule.

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7. Joinder by Designee. Each party hereto acknowledges and agrees that the Holder may elect a Designee to be issued the Class A Common Stock Pursuant to the Share Issuance in place of the Holder, provided that:

(a) the Holder provides the Company written notice of the proposed Designee at least ten (10) business days prior to the Closing;

(b) the Company consents to the election of the Designee, which shall not be unreasonably withheld or delayed; and

(c) at least five (5) business days prior to the Closing, the Designee validly executes a Joinder to this Agreement in substantially the form attached hereto as Exhibit A (the “Joinder”), pursuant to which the Designee shall represent and warrant to the Company the matters set out in Section 4 hereto.

8. Entire Agreement; Amendment. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and may be amended or modified only by written instrument signed by all parties. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

9. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York, including the conflicts of law provisions and interpretations thereof.

10. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all parties reflected hereon as signatories. The delivery by facsimile or by electronic delivery (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) of this Agreement with all executed signature pages (in counterparts or otherwise) shall be sufficient to bind the parties hereto to the terms and conditions set forth herein.

11. Termination. This Agreement shall become null and void and of no force and effect upon the earliest to occur of:

(a) the mutual written consent of the parties hereto;

(b) at the discretion of the Holder, on July 1, 2023, if and only if the Company or the Target do not (in aggregate or individually), by June 30, 2023: (i) execute Subscription Agreements (as defined in the Business Combination Agreement) with the PIPE Investors (as defined in the Business Combination Agreement); (ii) execute definitive agreements with respect to Transaction Financing (as defined in the Business Combination Agreement); and/or (iii) execute definitive agreements with respect to any debt financing or with respect to funding to the Company or the Target in the form of equity or convertible or non-convertible debt, which together provide for an aggregate of at least USD$40 million in funding to the Company or the Target; and

(c) the effectuation of the Closing and the delivery of the Class A Common Stock to the Holder, or its Designee, as applicable,

(such earliest date, the “Expiration Date”).

12. Conditions to Share Issuance. Notwithstanding any provision in this Agreement to the contrary, the Company’s obligation to issue the Class A Common Stock to the Holder (or its Designee) pursuant to the Share Issuance shall be conditioned upon: (i) the Holder complying with Sections 1 and 2 hereof until termination of this Agreement (including, for the avoidance of doubt, the Holder holding the Non-Redeemed Shares until the business day following the meeting of the stockholders of the Company at which the stockholders vote on and approve the consummation of Business Combination, other than as permitted pursuant to Section 1(d) hereof); and (iii) the Closing occurring, and, in any case, the Share Issuance will only take place immediately prior to, and substantially concurrently with, the Closing.

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13. Remedies. Each of the parties hereto acknowledges and agrees that, in the event of any breach of any covenant or agreement contained in this Agreement by the other party, money damages may be inadequate with respect to any such breach and the non-breaching party may have no adequate remedy at law. It is accordingly agreed that each of the parties hereto shall be entitled, in addition to any other remedy to which they may be entitled at law or in equity, to seek injunctive relief and/or to compel specific performance to prevent breaches by the other party hereto of any covenant or agreement of such other party contained in this Agreement.

14. Trust Account Waiver. The Holder acknowledges that the Company has established a trust account (the “Trust Account”) containing the proceeds of the IPO and certain proceeds of the private placement consummated simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of its public shareholders. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Holder hereby agrees (on its own behalf and on behalf of its related parties) that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account (other than those that it may have as a shareholder of the Company), and it shall not make any claim against the Trust Account, regardless of whether such claim arises as a result of, in connection with or relating in any way to this Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”); provided, that the Released Claims shall not include any rights or claims of the Holder or any of its related parties as a shareholder of the SPAC to the extent related to or arising from any shares of the SPAC.

15. Acknowledgement; Waiver. The Holder (i) acknowledges that the Insider and the Company may possess or have access to material non-public information which has not been communicated to the Holder; (ii) hereby waives any and all claims, whether at law, in equity or otherwise, that he, she, or it may now have or may hereafter acquire, whether presently known or unknown, against the Insider, SPAC or any of the SPAC’s officers, directors, employees, agents, affiliates, subsidiaries, successors or assigns relating to any failure to disclose any non-public information in connection with the transaction contemplated by this Agreement, including without limitation, any claims arising under Rule 10-b(5) of the Securities and Exchange Act of 1934; and (iii) is aware that the Company is relying on the truth of the representations set forth in Section 4 of this Agreement and the foregoing acknowledgement and waiver in clauses (i) and (ii) above, respectively, in connection with the transactions contemplated by this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have each caused this Voting, Share Purchase and Non-Redemption Agreement to be duly executed on their behalf as of the date first written above.

COMPANY:

SOCIAL LEVERAGE ACQUISITION CORP I

By:
Name: Title:

HOLDER:

[•]

By:
Name:

[Signature Page to Voting, Share Purchase and Non-Redemption Agreement]

EXHIBIT B

FORM OF JOINDER TO VOTING, SHARE PURCHASE AND NON-REDEMPTION AGREEMENT

[•], 2023

1.

Reference is made to that certain Voting, Share Purchase and Non-Redemption Agreement, dated on or around April 21, 2023 (as may be amended from time to time, the “Agreement”), by and among [•] (the “Holder”) and Social Leverage Acquisition Corp I, a Delaware corporation (the “Company” or “SPAC”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement.

2.

Pursuant to Sections 3(a)(i) and 7 of the Agreement, the Holder has designated [•] (the “Designee”) as its designee to be issued the Class A Common Stock pursuant to the Share Issuance on the terms set out in the Agreement, and the Company has consented to the election of the Designee by the Holder.

3.	By executing this joinder (the “Joinder”), the Designee and each party hereto hereby agrees, as of the date first set forth above, that:

(a)	the Designee shall become a party to the Agreement (as it exists on the date of this Joinder solely with respect to the issuance of Class A Common Stock pursuant to the Share Issuance);

(b)

the Designee shall be bound by the terms and provisions of the Agreement as if it were the Holder, and will be deemed to have given the representations and warranties as set out in Section 4 of the Agreement for the benefit of the Company, and shall entitled to the rights of the Holder under the Agreement, each only to the extent applicable with respect to the issuance of the Class A Common Stock to the Designee pursuant to the Share Issuance.

4.	For the avoidance of doubt, the following provisions of the Agreement will not be applicable with respect to the Designee: Section 1 and Section 2.

5.

This Joinder may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Joinder shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all parties reflected hereon as signatories. The delivery by facsimile or by electronic delivery (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) of this Joinder with all executed signature pages (in counterparts or otherwise) shall be sufficient to bind the parties hereto to the terms and conditions set forth herein.

[Signature Page Follows]

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COMPANY:

SOCIAL LEVERAGE ACQUISITION CORP I

By:
Name: Title:

HOLDER:

[•]

By:
Name:

DESIGNEE:

[•]

By:
Name:

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Exhibit 10.2

FIRST AMENDMENT TO SPONSOR LETTER AGREEMENT

This FIRST AMENDMENT TO SPONSOR LETTER AGREEMENT (this “Amendment”) is entered into on April 21, 2023, by and among W3BCLOUD Holdings Inc., a Delaware corporation (the “Company”), Social Leverage Acquisition Corp I, a Delaware corporation (the “Parent” or “PubCo”), Social Leverage Acquisition Sponsor I LLC, a Delaware limited liability company (the “Sponsor”), and the other undersigned persons (each such other undersigned person, an “Insider” and, collectively, the “Insiders”).

The Company, the Parent, the Sponsor and the Insiders shall be referred to herein from time to time collectively as the “Parties.”

RECITALS

WHEREAS, reference is made to that certain Sponsor Letter Agreement, dated as of July 31, 2022, by and among the Parties (the “Sponsor Letter Agreement”);

WHEREAS, the Parties desire to amend certain provisions of Sponsor Letter Agreement in accordance with Section 4.6 thereof.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

1.

Defined Terms. Unless otherwise revised pursuant to this Amendment, all capitalized terms used but not defined in this Amendment shall have the meaning assigned to such terms in the Sponsor Letter Agreement.

2.	Amendments. The Sponsor Letter Agreement is hereby amended as set forth below in this Section 2:

(a)	Section 1.1 of the Sponsor Letter Agreement is hereby amended and restated in its entirety as follows:

1.1 Share Restructuring. Effective as of and conditioned upon the Closing, of the 8,625,000 Sponsor Shares,

(a) 4,312,500 Sponsor Shares shall not be subject to any transfer restrictions, except for the restrictions set forth in that certain letter agreement, dated as of February 11, 2021, among the Parent, the Sponsor and the Insiders (the “Insider Agreement”); and

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(b) up to 4,312,500 Sponsor Shares shall be transferred (or otherwise forfeited by the Sponsor and reissued by the Parent as Class A Common Stock upon Closing) to non-redeeming stockholders of the Parent, certain investors in a potential PIPE financing in connection with the consummation of the Transactions, or for other purposes agreed upon by the Sponsor, the Parent and the Company (the “Incentive Shares”). The allocation of the Incentive Shares shall be made in the discretion of the Sponsor, but subject to prior approval of the Company (such approval not to be unreasonably withheld), in order to incentivize participation in the PIPE financing and/or reduce the number of shares of Common Stock that are redeemed by public stockholders in connection with the Closing; notwithstanding anything to the contrary herein, any Incentive Shares that go unallocated by the Sponsor or the applicable Insider (the “Non-Allocated Sponsor Shares”) shall be surrendered by the Sponsor or the applicable Insider to PubCo, without any consideration for such transfer.

(b)	Section 1.2 of the Sponsor Letter Agreement is hereby amended and restated in its entirety as follows:

1.2 Equitable Adjustment. If, between the Closing and a Liquidation Event, the outstanding shares of Common Stock shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, or any similar transaction affecting the outstanding shares of Common Stock, then any number, value (including dollar value) or amount contained herein which is based upon the number of shares of Common Stock will be equitably adjusted for such dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, or any similar transaction. Any adjustment under this Section 1.2 shall become effective at the date and time that such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, or any similar transaction became effective. For the avoidance of doubt, no change of units or shares pursuant to the transactions contemplated by the Transaction Agreement shall constitute a stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, or similar transaction requiring an equitable adjustment.

(c)	A new Section 2.1 (f) and (g) are hereby added to the Sponsor Letter Agreement as follows:

(f) No Incentive Share Restrictions. The Sponsor shall not subject any Incentive Shares that are transferred or forfeited, as applicable, by the Sponsor pursuant to Section 1.1(b) hereof to any additional earn-outs, forfeitures, transfers, restrictions, amendments or similar arrangements, which are not otherwise in place as of the date hereof, in connection with the Transactions.

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(g) Ownership at Closing. The Sponsor will continue to be the beneficial owner of the Incentive Shares immediately prior to the Closing and will surrender and forfeit them to the Parent immediately prior to the Closing free and clear of any liens, claims, security interests, options charges or any other encumbrance whatsoever.

(d)	Section 4.1 of the Sponsor Letter Agreement is hereby amended and restated in its entirety as follows:

4.1 Termination. This Agreement and all of its provisions shall automatically terminate and be of no further force or effect upon the termination of the Transaction Agreement in accordance with its terms. If the Closing takes place, this Agreement and all of its surviving provisions shall terminate and be of no further force or effect. This ARTICLE IV shall survive the termination of this Agreement.

3.	Miscellaneous.

(a)

The terms, conditions and provisions of the Sponsor Letter Agreement, as amended by this Amendment, remain in full force and effect. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Party under the Sponsor Letter Agreement, nor constitute a waiver or amendment of any provision of the Sponsor Letter Agreement, except as expressly amended by this Amendment.

(b)

This Amendment shall be governed by, and otherwise construed in accordance with, the terms of the Sponsor Letter Agreement, as though the other provisions of this Amendment were set forth in the Sponsor Letter Agreement.

(c)

All references to the “Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Sponsor Letter Agreement shall refer to the Sponsor Letter Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Sponsor Letter Agreement (as amended hereby) and references in the Sponsor Letter Agreement “the date hereof,” “the date of this Agreement” and terms of similar import shall in all instances continue to refer to July 31, 2022. All other documents and instruments executed and delivered pursuant to the terms of the Sponsor Letter Agreement are hereby amended so that any reference therein to the Sponsor Letter Agreement shall mean a reference to the Sponsor Letter Agreement as amended and supplemented hereby.

(d)

This Amendment may be executed in counterparts (including by means of facsimile or scanned and emailed signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

PARENT:

Social Leverage Acquisition Corp. I
a Delaware corporation

By:	/s/ Paul Grinberg
Name: Paul Grinberg
Title: Executive Chairman

COMPANY: W3BCLOUD Holdings Inc.
a Delaware corporation

By:	/s/ Sami Issa
Name: Sami Issa
Title: Chief Executive Officer

SPONSOR:

Social Leverage Acquisition Sponsor I LLC
a Delaware limited liability company

By:	/s/ Paul Grinberg
Name: Paul Grinberg
Title: Manager

[Signature Page to First Amendment to Sponsor Letter Agreement]

INSIDERS:

/s/ Howard Lindzon
Howard Lindzon

/s/ Douglas Horlick
Douglas Horlick

/s/ Paul Grinberg
Paul Grinberg

/s/ Michael Lazerow
Michael Lazerow

/s/ Michael Marquez
Michael Marquez

/s/ Ross Mason
Ross Mason

/s/ Brian Norgard
Brian Norgard

/s/ Katherine Rosa
Katherine Rosa

[Signature Page to First Amendment to Sponsor Letter Agreement]

Exhibit 99.1

Social Leverage Acquisition Corp I and W3BCLOUD Announce Revised Business Combination Transaction Terms

•	New Business Combination transaction terms adjust W3BCLOUD’s pro forma enterprise value from $1.25 billion to $700 million

•	SLAC announces Non-Redemption Agreements of $6.5 million

•	W3BCLOUD agrees to reduced minimum cash balance condition required at closing to $40 million

•	W3BCLOUD enters into a term sheet for $150 million committed equity facility to fuel growth strategy

•	SLAC stockholders will vote on Extension at special meeting of SLAC stockholders

April 21, 2023

SCOTTSDALE, Ariz. —(BUSINESS WIRE)—Publicly traded special purpose acquisition company Social Leverage Acquisition Corp I (NASDAQ SLAC) (“SLAC”) and W3BCLOUD Holdings Inc. (“W3BCLOUD”), a leading storage and compute infrastructure provider for Web3, today announced they have revised the valuation of their previously announced business combination transaction (the “Business Combination”). This strategic decision was made in recognition of W3BCLOUD’s commitment to driving long-term value creation for all shareholders. The new transaction terms, effected through an amendment to the business combination agreement executed today, adjust the pro forma enterprise value of W3BCLOUD from approximately $1.25 billion to approximately $700 million, a ~44% reduction.

SLAC also announced that W3BCLOUD has agreed to lower the minimum cash balance condition required to be satisfied at the closing of the Business Combination from $150 million to $40 million. As previously announced on August 1, 2022, W3BCLOUD has received commitments for $50 million from certain existing securityholders for new investments in connection with the Business Combination, subject to certain conditions.

Additionally, SLAC announced today that it entered into voting, share purchase and non-redemption agreements (the “Non-Redemption Agreements”) with certain holders of SLAC’s Class A common stock, who have agreed to vote in favor of the proposal to extend the time SLAC has to complete an initial business combination by nine months, from May 17, 2023 to February 17, 2024 (the “Extension”). The purpose of the Extension is to provide additional time for SLAC and W3BCLOUD to complete the Business Combination. SLAC stockholders of record as of April 20, 2023 will be asked to approve the Extension at the special meeting of its stockholders to be held with respect to the Extension (the “Extension Meeting”). In connection with the Extension Meeting, SLAC has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement, which will be mailed (if and when available) to all SLAC stockholders once definitive, and certain other related documents, which will be distributed to all SLAC stockholders in connection with SLAC’s solicitation of proxies for the vote by SLAC’s stockholders with respect to the Extension.

Under the Non-Redemption Agreements, stockholders holding a total of 650,000 shares of SLAC’s Class A common stock, representing approximately $6,500,000 of funds in SLAC’s trust account, agreed not to redeem their shares in connection with the Extension Meeting and certain other votes of SLAC’s stockholders, and to vote in favor of the Extension and the Business Combination. In exchange for the foregoing commitments, SLAC has agreed to issue to such non-redeeming stockholders shares of SLAC’s Class A common stock upon the closing of the Business Combination, provided such non-redeeming stockholders continue to hold the non-redeemed shares through the vote of SLAC stockholders on the consummation of the Business Combination. The Non-Redemption Agreements are intended to secure capital in SLAC’s trust account so that SLAC can meet the minimum cash balance condition and continue to negotiate the Business Combination. No assurances can be made that SLAC’s proposed Business Combination with W3BCLOUD will be consummated.

W3BCLOUD also announced today that W3BCLOUD and SLAC had entered into a non-binding term sheet with B. Riley Principal Capital II, LLC (“B. Riley”) for a $150 million committed equity facility to further support W3BCLOUD’s growth strategy. The term sheet covers a committed equity facility that provides W3BCLOUD with the right, without obligation, to sell and issue up to $150 million of its Class A common stock over a period of 24 months to B. Riley at W3BCLOUD’s sole discretion, subject to certain limitations and conditions. The availability of the B. Riley facility remains subject to definitive documentation.

“W3BCLOUD is the emerging Web3 storage and compute infrastructure leader. Having financial flexibility is key to successfully executing our growth strategy,” said Sami Issa, CEO of W3BCLOUD. “We have evaluated the capital markets and believe that the B. Riley facility is the most cost-effective option to provide incremental capital needed to thoughtfully fuel our growth.”

Perella Weinberg Partners is acting as exclusive financial advisor to W3BCLOUD. B. Riley Securities is acting as capital markets advisor and PIPE placement agent to SLAC. Blueshirt Capital Advisors is serving as an investor relations advisor to W3BCLOUD. Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal counsel to W3BCLOUD. Ropes & Gray LLC is acting as legal counsel to SLAC. Duane Morris LLP is acting as legal advisor to B. Riley Securities.

Further details on the transactions described above are contained in a Current Report on Form 8-K filed with the SEC on April 21, 2023.

Important Information about the Business Combination and Where to Find It

In connection with the Business Combination, SLAC has filed with the SEC a preliminary proxy statement, which will be mailed (if and when available) to all SLAC stockholders once definitive (the “Proxy Statement”), and certain other related documents, which will be distributed to all SLAC stockholders in connection with SLAC’s solicitation of proxies for the vote by SLAC’s stockholders with respect to the Business Combination as well as other matters as may be described in the Proxy Statement. This press release is not intended to be, and is not, a substitute for the preliminary proxy statement or any other document that SLAC has filed or may file with the SEC in connection with the Business Combination. SLAC’s stockholders and other interested persons are advised to read, when available, the Proxy Statement, as well as other documents filed with the SEC in connection with the Business Combination, as these materials will contain important information about the parties to the Business Combination Agreement, SLAC and the Business Combination. Copies of the preliminary proxy statement and definitive proxy statement and all other relevant materials for the Business Combination filed or that will be filed with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by SLAC may be obtained for free by directing a request to: Social Leverage Acquisition Corp I, 8390 E.Via De Ventura, Suite F110-207, Scottsdale, Arizona 85258, Attention: Howard Lindzon.

Participants in the Solicitation

SLAC, W3BCLOUD and certain of their respective directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from SLAC’s stockholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of SLAC’s directors and executive officers in SLAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 29, 2023. A list of the names, affiliations and interests of SLAC’s directors and executive officers in SLAC is contained in SLAC’s preliminary proxy statement originally filed on September 9, 2022, as subsequently amended. Investors may obtain additional information regarding the interests of participants in the solicitation of proxies from SLAC’s stockholders in connection with in the proposed transaction, which may, in some cases, be different than those of SLAC’s stockholders generally, by reading the proxy statement relating to the proposed transaction when it is filed with the SEC and other materials that may be filed with the SEC in connection with the proposed transaction when they become available. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or by directing a request to: Social Leverage Acquisition Corp I, 8390 E.Via De Ventura, Suite F110-207, Scottsdale, Arizona 85258, Attention: Howard Lindzon.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This press release includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including pricing and market opportunity, the satisfaction of closing conditions to the Business Combination and any related transactions, the level of redemptions by SLAC’s public stockholders and the timing of the completion of the Business Combination, including the anticipated closing date of the Business Combination and the use of the cash proceeds therefrom and the execution and delivery of the definitive agreements and the availability of the B. Riley facility. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the Business Combination, including the risk that the approval of the stockholders of SLAC are not obtained; (iii) the ability to maintain the listing of SLAC or the combined company’s securities on the stock exchange; (iv) the inability to complete any private placement financing or the completion of any private placement financing with terms unfavorable to stockholders; (v) the risk that the Business Combination disrupts current plans and operations of SLAC or W3BCLOUD as a result of the announcement and consummation of the transactions described herein; (vi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vii) the failure to realize the anticipated benefits of the Business Combination; (viii) risks relating to the uncertainty of the projected financial information with respect to W3BCLOUD and costs related to the Business Combination; (ix) the amount of redemption requests made by SLAC’s public stockholders; (x) the ability of SLAC or the combined company to obtain financing, if any, in connection with the Business Combination; (xi) the ability to negotiate and execute definitive agreements with respect to the B. Riley facility; (xii) risks related to digital assets technology, industry and regulations; (xiii) changes in laws and regulations; and (xv) the risks identified under the heading “Risk Factors” in SLAC’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 29, 2023, and other documents SLAC files with the SEC. We caution investors not to place considerable reliance on the forward-looking statements contained in this press release. You are encouraged to read SLAC’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

About Social Leverage Acquisition Corp I

Social Leverage Acquisition Corp I is a blank check company, also commonly referred to as a SPAC, formed for the purpose of effecting a business combination with a company, with a primary focus on innovative and mission-driven businesses in the financial technology, enterprise software, or consumer technology sectors.

About W3BCLOUD

W3BCLOUD provides the storage and compute infrastructure to power the decentralized application layer for Web3 protocols. Founded in 2018, W3BCLOUD is a joint venture among AMD, ConsenSys, and W3BCLOUD’s founders.

Contacts

Social Leverage Acquisition Corp I Media

Douglas Horlick

doug@socialleverage.com

W3BCLOUD Investor Relations:

Greg McNiff

The Blueshirt Group

investors@W3BCLOUD.com